UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 15, 2000

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 1999-A Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-82763	33-0479655
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code:
(310) 719-8013

Exhibit Index

Item 5.	Other Events.

On February 15, 2000, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 1, 1999 (the "Agreement"), among Nissan Auto Receivables 1999-A Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 1999-A Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of January 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION
By:	/s/
Name: Title:	Tomoaki Shimazu Treasurer

February 18, 2000

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of January 2000	5

Exhibit 99.1
Nissan Auto Receivables 1999-A Owner Trust
Servicer's Certificate
Collection Period # Beginning Date	Jan-01-2000
Collection Period # End Date	Jan-31-2000
Distribution Date	Feb-15-2000

I. Available Amount in the Collection Account
A. Collections
1. Payments from Obligors Applied to Collection Period
a. Principal Payments	24,073,824.17
b. Interest Payments	3,652,691.49
c. Total (a+b)	27,726,515.66
2. Repurchase Amount From Repurchased Receivable
a. Principal Payments	0.00
b. Interest Payments	0.00
c. Total (a+b)	0.00
3. Recovery of Defaulted Receivable
a. Recovery Amount	172,813.08
b. Principal Portion of Recovery Allocable to Principal	172,813.08
c. Interest Portion of Recovery Allocable to Interest	0.00
d. Principal Balance of Defaulted Receivable	737,386.56
e. Net Principal loss	564,573.48
4. Advance by Servicer	0.00
5. Investment Earnings on Yield Supplement Account	67,982.68
6. Release from the Yield Supplement Account	852,010.86
7. Total (sum 1 through 6)	28,819,322.28
B. Total Collections (Total Available Amount)
1. Available Interest Collections	4,572,685.03
2. Available Principal Collections	24,246,637.25
II. Receivable Pool Balance
A. Original Principal Pool Balance	732,143,742.24
B. Principal Pool Balance as of the Beginning of the Collection Period	599,637,805.59
C. Principal Pool Balance as of the End of the Collection Period	574,826,594.86
III. Note Principal Balances For the Collection Period
A. Class A-1 Notes
1. Beginning Class A-1 Balance	63,344,063.35
2. Ending Class A-1 Balance	38,532,852.62
Class A-2 Notes
1. Beginning Class A-2 Balance	260,000,000.00
2. Ending Class A-2 Balance	260,000,000.00
Class A-3 Notes
1. Beginning Class A-3 Balance	206,740,000.00
2. Ending Class A-3 Balance	206,740,000.00
Certificates
1. Beginning Certificate Balance	69,553,742.24
2. Ending Certificate Balance	69,553,742.24
IV. Reserve Account Balance For the Collection Period
A. Initial and Required Reserve Account Amount	5,491,078.07
B. Beginning Reserve Account Balance	5,491,078.07
C. Ending Reserve Account Balance	5,491,078.07
V. Reconciliation of Yield Supplement Account
(A) Beginning Yield Supplement Account Balance	15,070,667.45
(B) Release to Collection Account	852,010.86
(C) Ending Yield Supplement Account Balance	14,218,656.59
VI. Summary of Cash Disbursements
A. Available Collections	28,819,322.28
B. Withdrawals from Reserve Account	0.00
C. Total Available Collections	28,819,322.28
D. Reimbursement of Advance	12,179.91
E. Payment of Base Servicing Fee	499,698.17
F. Interest paid to Class A-1	276,834.67
G. Interest paid to Class A-2	1,326,000.00
H. Interest paid to Class A-3	1,114,673.17
I. Principal paid to Class A-1	24,811,210.73
J. Principal paid to Class A-2	0.00
K. Principal paid to Class A-3	0.00
L. Principal paid to Certificates	0.00
M. Remaining Available Collections	778,725.63
N. Deposit from Remaining Available Collections to fund Reserve Account	0.00
O. Remaining Available Collections Released to Seller	778,725.63
VII. Scheduled Monthly Interest Distribution
A. Available Collections	28,819,322.28
B. Reimbursement of Advance
1. Prior Advance Outstanding	12,179.91
2. Current Period (Advances)/Advances Reimbursed	0.00
3. Advances Reimbursed Due This Collection Period	12,179.91
4. Payment of Advances Reimbursed from Collections	12,179.91
5. Payment of Advances Reimbursed from Reserve Account	0.00
6. Total Advance Outstanding for the Period	0.00
C. Total Reimbursement of Advance paid	12,179.91
D. Remaining Available Collections	28,807,142.37
E. Base Servicing Fee
1. Current Servicing Fee Accrued	499,698.17
2. Unpaid Servicing Fees From Prior Collection Periods	0.00
3. Total Servicing Fee Due	499,698.17
4. Payment of Servicing Fee from Collections	499,698.17
5. Payment of Servicing Fee from Reserve Account	0.00
6. This period unpaid Servicing Fee	0.00
F. Total Servicing Fee paid	499,698.17
G. Remaining Available Collections	28,307,444.20
H. Aggregate Class A Interest Distribution Amount
1. Class A Monthly Interest	2,717,507.84
2. Class A Interest Carryover Shortfall	0.00
3. Class A Interest on Interest Carryover Shortfall	0.00
4. Class A Interest Distributable Amount	2,717,507.84
5. Payment of Class A Interest Distributable Amount from Collections	2,717,507.84
6. Payment of Class A Interest Distributable Amount from Reserve Account	0.00
7. This period Class A Interest Carryover Shortfall	0.00
Total Interest paid to Class A Notes	2,717,507.84
Class A-1 Interest Distribution Amount
1. Class A-1 Coupon Rate	5.619%
2. Class A-1 Monthly Interest	276,834.67
3. Class A-1 Interest Carryover Shortfall	0.00
4. Class A-1 Interest on Interest Carryover Shortfall	0.00
5. Class A-1 Interest Distributable Amount	276,834.67
6. Payment of Class A-1 Interest Distributable Amount from Collections	276,834.67
7. Payment of Class A-1 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-1 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-1 Notes	276,834.67
Class A-2 Interest Distribution Amount
1. Class A-2 Coupon Rate	6.120%
2. Class A-2 Monthly Interest	1,326,000.00
3. Class A-2 Interest Carryover Shortfall	0.00
4. Class A-2 Interest on Interest Carryover Shortfall	0.00
5. Class A-2 Interest Distributable Amount	1,326,000.00
6. Payment of Class A-2 Interest Distributable Amount from Collections	1,326,000.00
7. Payment of Class A-2 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-2 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-2 Notes	1,326,000.00
Class A-3 Interest Distribution Amount
1. Class A-3 Coupon Rate	6.470%
2. Class A-3 Monthly Interest	1,114,673.17
3. Class A-3 Interest Carryover Shortfall	0.00
4. Class A-3 Interest on Interest Carryover Shortfall	0.00
5. Class A-3 Interest Distributable Amount	1,114,673.17
6. Payment of Class A-3 Interest Distributable Amount from Collections	1,114,673.17
7. Payment of Class A-3 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-3 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-3 Notes	1,114,673.17
I. Total Interest paid to Class A Notes	2,717,507.84
J. Total Remaining Available Collections	25,589,936.36
VIII. Scheduled Monthly Principal Distributions
A. Total Remaining Available Collections	25,589,936.36
B. Principal Distribution Amount	24,811,210.73
C. Aggregate Class A Principal Distribution Amount
1. Beginning Class A Principal Balance	530,084,063.35
2. Class A Monthly Principal	24,811,210.73
3. Class A Principal Carryover Shortfall	0.00
4. Total Class A Principal Distribution Amount	24,811,210.73
5. Payment of Class A Principal Distribution Amount from Available Collections	24,811,210.73
6. Payment of Class A Principal Distribution Amount from Reserve Account	0.00
7. Class A Principal Carryover Shortfall for the Period	0.00
8. Ending Class A Principal Balance	505,272,852.62
Total Principal paid to Class A Notes	24,811,210.73
Class A-1 Principal Distribution Amount
1. Beginning Class A-1 Principal Balance	63,344,063.35
2. Class A-1 Monthly Principal	24,811,210.73
3. Class A-1 Principal Carryover Shortfall	0.00
4. Total Class A-1 Principal Distribution Amount	24,811,210.73
5. Payment of Class A-1 Principal Distribution Amount from Available Collections	24,811,210.73
6. Payment of Class A-1 Principal Distribution Amount from Reserve Account	0.00
7. Class A-1 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-1 Principal Balance	38,532,852.62
Total Principal paid to Class A-1 Notes	24,811,210.73
Class A-2 Principal Distribution Amount
1. Beginning Class A-2 Principal Balance	260,000,000.00
2. Class A-2 Monthly Principal	0.00
3. Class A-2 Principal Carryover Shortfall	0.00
4. Total Class A-2 Principal Distribution Amount	0.00
5. Payment of Class A-2 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-2 Principal Distribution Amount from Reserve Account	0.00
7. Class A-2 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-2 Principal Balance	260,000,000.00
Total Principal paid to Class A-2 Notes	0.00
Class A-3 Principal Distribution Amount
1. Beginning Class A-3 Principal Balance	206,740,000.00
2. Class A-3 Monthly Principal	0.00
3. Class A-3 Principal Carryover Shortfall	0.00
4. Total Class A-3 Principal Distribution Amount	0.00
5. Payment of Class A-3 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-3 Principal Distribution Amount from Reserve Account	0.00
7. Class A-3 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-3 Principal Balance	206,740,000.00
Total Principal paid to Class A-3 Notes	0.00
D. Total Principal paid to Class A Notes	24,811,210.73
E. Certificate Principal Distribution Amount
1. Beginning Certificate Principal Balance	69,553,742.24
2. Certificate Monthly Principal	0.00
3. Certificate Carryover Principal Shortfall	0.00
4. Total Certificate Principal Distribution Amount	0.00
5. Payment of Certificate Principal Distribution Amount from Available Collections	0.00
6. Payment of Certificate Principal Distribution Amount from Reserve Account	0.00
7. Certificate Principal Carryover Shortfall for the Period	0.00
8. Ending Certificate Principal Balance	69,553,742.24
Total Principal paid to Certificates	0.00
F. Total Principal paid to Class A Notes and Certificates	24,811,210.73
G. Remaining Available Collections	778,725.63
IX. Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount
1. Floor Amount (Initial Deposit Amount)	5,491,078.07
B. Reserve Account Triggers
1. Average Three Period Delinquency Percentage	0.12%
2. Delinquency Percentage Trigger	2.00%
3. Average Three Period Charge Off Rate	0.74%
4. Charge Off Rate Trigger	3.50%
5. Required Reserve Account Percentage Specified	10.00%
6. Reserve Account Trigger Amount (if 1. > 2. or 3. > 4. then 10% of Beginning Pool Balance, else 0)	0.00
C. Required Reserve Account Amount for Next Period (Max: A or B)	5,491,078.07
D. Remaining Available Collections	778,725.63
E. Reserve Account Activity
1. Beginning Reserve Account Balance	5,491,078.07
2. Withdrawal from Reserve Account to pay Servicer Advance	0.00
3. Withdrawal from Reserve Account to pay Servicing Fee	0.00
4. Withdrawal from Reserve Account to pay Class A Interest	0.00
5. Withdrawal from Reserve Account to pay Class A Principal	0.00
6. Withdrawal from Reserve Account to pay Certificate Principal	0.00
7. Deposit from Remaining Available Collections to fund Reserve Account	0.00
8. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account Balance	0.00
9. Ending Reserve Account Balance	5,491,078.07
X. Delinquency and Default Information
A. Automobiles Delinquency Information
Delinquency
31-60 days	4,452,076.01
61-90 days	770,830.31
91-120 days	126,127.48
Total	5,349,033.80
Delinquency
31-60 days	452
61-90 days	65
91-120 days	13
Total	530
B. Delinquency Percentage
1. Outstanding Units for Delinquency >=60 days	78
2. Portfolio Principal Ending Units for Collection Period	59,694
3. Delinquency Percentage (1/2)	0.13%
XI. Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior	0.08%
B. Delinquency Ratio for Prior Collection Period	0.15%
C. Delinquency Ratio for Current Collection Period	0.13%
D. Average Delinquency Ratio ((sum A through C)/3)	0.12%
XII. Portfolio Information
A. Weighted Average Coupon	7.27%
B. Weighted Average Remaining Maturity	38.86
C. Remaining Number of Contracts	59,694
XIII. Portfolio Average Net Loss Ratio
1. Principal Recoveries of Defaulted Receivable	172,813.08
2. Principal on Defaulted Receivable	737,386.56
3. Average Pool Balance for Collection Period	587,232,200.23
4. Net Loss Ratio ((2- 1)/3)	1.15%
A. Net Loss Ratio for 2 Collection Periods Prior	0.11%
B. Net Loss Ratio for Prior Collection Period	0.97%
C. Net Loss Ratio for Current Collection Period	1.15%
D. Average Net Loss Ratio ((sum A through C)/3)	0.74%

On February 15, 2000, interest earned and principal paid of the underlying assets for the month of January 2000 were paid to you by the paying agent on behalf of Norwest Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 5.06 of the Sale and Servicing Agreement, dated as of August 1, 1999. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1) Class A-1 Principal	24,811,210.73
Principal Factor	0.3916896
Class A-2 Principal	0.00
Principal Factor	0.0000000
Class A-3 Principal	0.00
Principal Factor	0.0000000
2) Class A-1 Interest	276,834.67
Interest Factor	0.00
Total per each individual Class A-1 Note	25,088.05
Class A-2 Interest	1,326,000.00
Interest Factor	0.0051000
Total per each individual Class A-2 Note	1,326.00
Class A-3 Interest	1,114,673.17
Interest Factor	0.0053917
Total per each individual Class A-3 Note	1,114.67
3) Certificate Principal	0.00
Principal Factor	0.0000000
4) Fees and Compensation paid to Servicer
(a) Total	499,698.17
(b) Per individual Class A and Class B Certificate	499.70
5) The amount deposited into the Reserve Account	0.00
6) Aggregate Unreimbursed Advances
This Month	0.00
Previous Month	0.00
Change From Previous Month	0.00
7)	(a) Pool Balance after this payment	574,826,594.86
(b) Pool Factor after this payment	0.69
8)	(a) Available Reserve Account Amount	5,491,078.07
(b) Percent of Pool Balance	0.916%
9) Required Reserve Account Amount	5,491,078.07